UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 26, 2015 (May 26, 2015)

Liberated Energy, Inc.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-55177
(Commission File No.)

2 Coleman Court
Southampton, New Jersey   08088
(Address of principal executive offices and Zip Code)

(845) 610-3817
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01                          REGULATION FD DISCLOSURE.

On April 7, 2015, we announced that we received our first order for five units of our patented Guard Lite product from Marina Bay on Boston Harbor.  This is the first of potentially several orders from its parent company, Marinas International, which operates twenty-six marinas across the United States.  Payment for the five units has been received and production has begun for delivery within six weeks

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press Release dated May 26, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of May, 2015.

Liberated Energy, Inc.

BY:	BRIAN CONWAY
Brian Conway President, Director, Chief Executive Officer, Chief Financial Officer and member of the Board of Directors